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                            SECTION 906 CERTIFICATION

     We, Gary L. French, President and Principal Executive Officer, and Chad C. Hallett, Treasurer and Principal Financial Officer, of The Select Sector SPDR(R) Trust (the "Registrant"), certify that:

     1. The report on Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


By: /s/ Gary L. French
    ---------------------------------
    Gary L. French
    President and Principal Executive
    Officer

Date: June 4, 2010


By: /s/ Chad C. Hallett
    ---------------------------------
    Chad C. Hallett
    Treasurer and Principal Financial
    Officer

Date: June 4, 2010